UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2012

Item 1. Report to Shareholders

Retirement 2010 Fund	November 30, 2012

The views and opinions in this report were current as of November 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Major U.S. stock indexes produced solid results in the six-month period ended November 30, 2012, despite the ongoing European sovereign debt crisis, China’s economic slowdown, and decelerating U.S. corporate earnings growth. Non-U.S. equity markets outperformed U.S. shares, led by markets in the developed world. Domestic bonds produced moderate gains, led by higher-risk issues, as fixed income investors continued seeking attractive yields in a low interest rate environment. Emerging markets debt rose by double digits, while non-U.S. developed markets bonds posted more modest gains. The Retirement Funds generated strong overall gains for the period that were in line with or exceeded the performance of their main benchmarks.

BENCHMARK COMPOSITION

In order to benchmark the performance of the Retirement Funds most effectively, we have designed a combined index portfolio specifically for each fund (shown in the Performance Comparison tables on the following pages). This custom benchmark is composed of multiple indexes representing the underlying asset classes in which the funds invest. As broad-weighted benchmarks, the weights of various asset classes in the combined index portfolios are intended to match the predetermined neutral weights given each fund’s location on the funds’ investment glide path. As a result, they provide a relative performance comparison for each of the Retirement Funds. Tactical changes to the target allocations between equities and fixed income are not incorporated into the combined index benchmarks. The equity allocation of each Retirement Fund is compared with a blend of the Russell 3000 Index, which measures the performance of 3,000 U.S. companies across all market capitalizations, and the MSCI All Country World Index ex USA, an unmanaged index that measures equity market performance of developed and emerging countries outside the United States. The fixed income allocation of each Retirement Fund is measured against the Barclays U.S. Aggregate Bond Index, while our inflation-focused bond allocation is measured against the Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

The Performance Comparison tables also show the average returns for each fund’s respective Lipper target-date category, providing a tool to measure the performance of our funds against those with similar objectives. The S&P Target Date Index series replaced the Dow Jones Target Date Indices effective November 1, 2012. (Please see the accompanying sidebar for important information concerning this change.) We show both the S&P indexes and the Dow Jones indices in the Growth of $10,000 graphs following this letter. However, we continue to believe that our combined index portfolios provide a better comparison because their asset class and sector weightings more accurately match those of our funds.

MARKET ENVIRONMENT

Accommodative actions by central banks around the world lifted investor sentiment during the period. In the U.S., the Federal Reserve kept the fed funds target rate in its 0.00% to 0.25% range and projected that short-term rates will remain low at least until mid-2015. The Fed extended its Maturity Extension Program through the end of the year and initiated a third round of quantitative easing (commonly known as QE3) through the purchase of $40 billion of agency mortgage-backed securities (MBS) each month. Significantly, the Fed set no expiration date on its buying program, but indicated that it would continue making asset purchases as long as “the outlook for the labor market does not improve substantially.” (Shortly after the end of our reporting period, the Fed announced further Treasury bond purchases and set a specific target for the unemployment rate, 6.5%, for the end of its MBS purchase program.)

European Central Bank President Mario Draghi pledged to do “whatever it takes to preserve the euro” and followed up with a plan to purchase short-term sovereign debt of financially troubled eurozone countries that agree to enter formal assistance programs and institute economic reforms. The Bank of Japan moved to expand its own asset purchase program in its continuing effort to fight deflation. The period ended with significant uncertainty about U.S. fiscal policy, however, as the Obama administration and congressional Republicans attempted to reach an agreement to prevent or lessen the economic impact of the year-end fiscal cliff, a series of tax increases and spending cuts scheduled to take effect in January 2013.

U.S. stocks produced solid gains over the past six months. Large-cap stocks outperformed their smaller counterparts for the period, and value shares fared better than growth across all market capitalizations. Non-U.S. equities produced excellent results with developed and emerging European markets among the best performers. Investors were encouraged by European efforts to stabilize the debt crisis and contain rising government bond yields in peripheral eurozone countries. Japanese shares lagged amid declining exports, a strong yen, and a weakening economy.

U.S. bonds produced moderate returns over the six-month period, with the Barclays U.S. Aggregate Bond Index returning 1.99%. In the investment-grade universe, corporate and municipal bonds performed well. Asset-backed and agency mortgage-backed securities trailed with lesser gains. Treasuries also lagged, as long-term yields edged higher during the period. High yield securities strongly outperformed their higher-quality counterparts.

PORTFOLIO REVIEW AND POSITIONING

Stocks
The funds’ equity allocation generated double-digit overall gains, with positive returns in all U.S. and non-U.S. portfolios. However, our broader stock exposure modestly lagged our designated equity benchmarks, a combination of the Russell 3000 Index for domestic equities and the MSCI All Country World Index ex USA for non-U.S. stocks. Security selection produced mixed results within our underlying domestic equity funds. The Growth Stock Fund lagged its style-specific benchmark, while the large-cap Value Fund outpaced its benchmark. Among non-U.S. stocks, our developed and emerging markets stock funds generally lagged their underlying benchmarks. The Real Assets Fund produced positive results that were in line with its benchmark, but the asset class underperformed the broader equity markets.

We modestly reduced the size of our overweight to stocks versus bonds during the reporting period. Stocks remain reasonably valued and still appear attractive relative to historical valuations, while the current low-yield environment is less favorable for bond returns. Recent monetary easing from central banks around the world has helped to reduce some of the downside risk, but the uncertainty of U.S. fiscal policy and austerity measures in Europe are constraining upside potential. U.S. corporate balance sheets and profit margins still appear healthy, buoyed by cautious hiring and capital expenditure trends. However, a slowing global economy may weigh on revenue and earnings growth. U.S. interest rates remain near historically low levels, and many bonds have negative real yields (nominal yield minus inflation) despite modest inflation. Domestic stocks currently offer dividend yields that are, in many cases, competitive with bond yields.

We currently favor domestic growth stocks over value stocks. A low-growth economy often benefits growth stocks more than value as growth companies tend to rely less on a strong economy to increase corporate earnings. A modest improvement in global economic growth is unlikely to provide a sufficient catalyst for value stocks to outperform. Valuations currently favor large-cap stocks over small-caps as the latter’s solid performance in recent years has reinforced the rich pricing in the small-cap universe.

U.S. economic growth prospects appear better than those of overseas developed markets, but we remain neutral between the two as the weaker growth has been priced into current international stock valuations. Valuations for stocks from developed markets outside the U.S. reflect challenging fundamentals, including a weakening European economy. However, this is balanced by expectations for higher growth in emerging markets. We are overweight emerging markets equities relative to developed equity markets due to their better intermediate- to long-term growth prospects. However, we trimmed the size of our overweight in light of slowing global economic growth, which could constrain growth in export-oriented economies over the short term. Although global growth may be slowing, emerging economies face fewer headwinds due to debt and fiscal issues and have more policy flexibility to respond to any economic and fiscal challenges that may arise.

We are underweight real assets stocks versus global equities as the prospects for muted global economic growth may weigh on commodity prices. We expect commodities demand to remain subdued as China shifts its growth model away from industrial production and exports to domestic consumption. Over the long term, however, exposure to energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities should expand the funds’ broad diversification and position them to perform well under a variety of market conditions, including periods of rising inflation.

Bonds
Our fixed income allocation generated good overall returns over the past six months and outperformed the Barclays U.S. Aggregate Bond Index. Exposure to high yield bonds, emerging markets debt, and dollar-denominated non-U.S. bonds, which are not represented in the Barclays benchmark, proved beneficial as these sectors outpaced the index. Security selection in the underlying funds also boosted our overall results versus the benchmark. The Inflation Focused Bond Fund provided positive absolute returns but underperformed its style-specific benchmark.

We reduced the size of our overweight allocation to high yield versus investment-grade bonds due to narrowing yield spreads and aggressive trends in the new issue market, such as debt covenant terms that are less favorable to bond holders. Despite this, high yield bonds remain attractive relative to other fixed income sectors in the current low-yield environment, particularly in light of our expectations for gradual economic improvement. In addition, many high yield issuers have improved their financial condition significantly since the 2008 global financial crisis, taking advantage of low interest rates to refinance debt and extend maturities. The tendency for high yield debt to be less sensitive to changes in interest rates is appealing given that interest rates are generally near historical lows. We trimmed our allocation to emerging markets debt but remain overweight versus U.S. investment-grade bonds. Slower global growth prospects have eased inflationary concerns in emerging markets, and the favorable fiscal positioning of many emerging markets sovereign issuers stands in contrast to the budget and funding challenges faced by many developed markets. We increased our exposure to nondollar bonds due to accommodative central bank monetary policies, particularly in Europe. However, we are still underweight relative to U.S. investment-grade bonds. Despite easier monetary policies and persistent fiscal deficits, we believe the U.S. dollar should continue to benefit as a defensive currency during periods of heightened risk aversion.

PERFORMANCE COMPARISON

RETIREMENT INCOME FUND

The Retirement Income Fund returned 6.25% for the six months ended November 30, 2012. As shown in the Performance Comparison table, the fund outpaced its Combined Index Portfolio and its Lipper peer group average for the period. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive overall for the six-month period. Exposure to emerging markets bonds, non-U.S. dollar-denominated bonds, and high yield bonds was particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance, led by a focus on equities over fixed income. An underweight allocation to investment-grade bonds in favor of high yield and emerging markets bonds also aided relative performance. Security selection in the underlying funds produced mixed results, with the New Income Fund boosting performance and the International Growth & Income Fund detracting. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on relative results as the sector generally underperformed the broader equity markets. Please see the Portfolio Review and Positioning section for more information.

As of November 30, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 25. At the end of our reporting period, the target allocations were 58.0% for bond and short-term fixed income funds and 42.0% for stock funds versus 57.5% and 42.5%, respectively, on May 31, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2005 FUND

The Retirement 2005 Fund gained 7.04% for the six months ended November 30, 2012. As shown in the Performance Comparison table, the fund outpaced its Combined Index Portfolio and its Lipper peer group average for the period. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive overall for the six-month period. Exposure to emerging markets bonds, non-U.S. dollar-denominated bonds, and high yield bonds was particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance, led by a focus on equities over fixed income. An underweight allocation to investment-grade bonds in favor of high yield and emerging markets bonds also aided relative performance. Security selection in the underlying funds produced mixed results, with the New Income Fund boosting performance and the International Growth & Income Fund detracting. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on relative results as the sector generally underperformed the broader equity markets. Please see the Portfolio Review and Positioning section for more information.

As of November 30, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 26. At the end of the period, the target allocations were 55.0% for bond and short-term fixed income funds and 45.0% for stock funds versus 54.0% and 46.0%, respectively, on May 31, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2010 FUND

The Retirement 2010 Fund gained 7.74% for the six months ended November 30, 2012. As shown in the Performance Comparison table, the fund outpaced its Combined Index Portfolio and its Lipper peer group average for the period. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive overall for the six-month period. Exposure to emerging markets bonds, non-U.S. dollar-denominated bonds, and high yield bonds was particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance, led by a focus on equities over fixed income. An underweight allocation to investment-grade bonds in favor of high yield and emerging markets bonds also aided relative performance. Security selection in the underlying funds produced mixed results, with the New Income Fund boosting performance and the International Growth & Income Fund detracting. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on relative results as the sector generally underperformed the broader equity markets. Please see the Portfolio Review and Positioning section for more information.

As of November 30, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 27. At the end of the period, the target allocations were 47.5% for bond and short-term fixed income funds and 52.5% for stock funds versus 46.0% and 54.0%, respectively, on May 31, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2015 FUND

The Retirement 2015 Fund gained 8.51% for the six months ended November 30, 2012. As shown in the Performance Comparison table, the fund modestly outpaced its Combined Index Portfolio for the period and outperformed its Lipper peer group average by a wider margin. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive overall for the six-month period. Exposure to emerging markets bonds, non-U.S. dollar-denominated bonds, and high yield bonds was particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance, led by a focus on equities over fixed income. An underweight allocation to investment-grade bonds in favor of high yield and emerging markets bonds also aided relative results. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on relative results as the sector generally underperformed the broader equity markets. Security selection in the underlying funds also detracted from results. Positive impacts from the Value Fund and New Income Fund were not enough to offset underperformance in some of our non-U.S. equity funds. Please see the Portfolio Review and Positioning section for more information.

As of November 30, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 28. At the end of the period, the target allocations were 37.5% for bond and short-term mutual funds and 62.5% for stock funds versus 36.0% and 64.0%, respectively, on May 31, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2020 FUND

The Retirement 2020 Fund gained 9.09% for the six months ended November 30, 2012. As shown in the Performance Comparison table, the fund modestly outpaced its Combined Index Portfolio for the period and outperformed its Lipper peer group average by a wider margin. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive overall for the six-month period. Exposure to emerging markets bonds, non-U.S. dollar-denominated bonds, and high yield bonds was particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance, led by a focus on equities over fixed income. An underweight allocation to investment-grade bonds in favor of high yield and emerging markets bonds also aided relative results. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on relative results as the sector generally underperformed the broader equity markets. Security selection in the underlying funds also detracted from results. Positive impacts from the Value Fund and New Income Fund were not enough to offset underperformance in some of our non-U.S. equity funds. Please see the Portfolio Review and Positioning section for more information.

As of November 30, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 29. At the end of the period, the target allocations were 29.5% for bond mutual funds and 70.5% for stock funds versus 28.0% and 72.0%, respectively, on May 31, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2025 FUND

The Retirement 2025 Fund gained 9.73% for the six months ended November 30, 2012. As shown in the Performance Comparison table, the fund modestly outpaced its Combined Index Portfolio for the period and outperformed its Lipper peer group average by a wider margin. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive overall for the six-month period. Exposure to emerging markets bonds, non-U.S. dollar-denominated bonds, and high yield bonds was particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance, led by a focus on equities over fixed income. An underweight allocation to investment-grade bonds in favor of high yield and emerging markets bonds also aided relative results. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on relative results as the sector generally underperformed the broader equity markets. Security selection in the underlying funds also detracted from results. Positive impacts from the Value Fund and New Income Fund were not enough to offset underperformance in some of our non-U.S. equity funds. Please see the Portfolio Review and Positioning section for more information.

As of November 30, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 30. At the end of the period, the target allocations were 21.5% for bond and short-term fixed income mutual funds and 78.5% for stock funds versus 20.5% and 79.5%, respectively, on May 31, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2030 FUND

The Retirement 2030 Fund gained 10.16% for the six months ended November 30, 2012. As shown in the Performance Comparison table, the fund modestly outpaced its Combined Index Portfolio for the period and outperformed its Lipper peer group average by a wider margin. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive overall for the six-month period. Exposure to emerging markets bonds, non-U.S. dollar-denominated bonds, and high yield bonds was particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance, led by a focus on equities over fixed income. An underweight allocation to investment-grade bonds in favor of high yield and emerging markets bonds also aided relative results. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on relative results as the sector generally underperformed the broader equity markets. Security selection in the underlying funds also detracted from results. Positive impacts from the Value Fund and New Income Fund were not enough to offset underperformance in some of our non-U.S. equity funds. Please see the Portfolio Review and Positioning section for more information.

As of November 30, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 31. At the end of the period, the target allocations were 15.5% for bond mutual funds and 84.5% for stock funds versus 14.5% and 85.5%, respectively, on May 31, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2035 FUND

The Retirement 2035 Fund gained 10.46% for the six months ended November 30, 2012. As shown in the Performance Comparison table, the fund performed roughly in line with its Combined Index Portfolio for the period and modestly outpaced its Lipper peer group average. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive overall for the six-month period. Exposure to emerging markets bonds, non-U.S. dollar-denominated bonds, and high yield bonds was particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance, led by a focus on equities over fixed income. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on relative results as the sector generally underperformed the broader equity markets. Security selection in the underlying funds also detracted from results. Positive impacts from the Value Fund and Mid-Cap Value Fund were not enough to offset underperformance in some of our non-U.S. developed markets equity funds. Please see the Portfolio Review and Positioning section for more information.

As of November 30, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 32. At the end of the period, the target allocations were 10.5% for bond mutual funds and 89.5% for stock funds versus 9.5% and 90.5%, respectively, on May 31, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2040 FUND
RETIREMENT 2045 FUND
RETIREMENT 2050 FUND
RETIREMENT 2055 FUND

  Retirement 2040 Fund: The Retirement 2040 Fund gained 10.60% for the six months ended November 30, 2012. As shown in the Performance Comparison table, the fund performed roughly in line with its Combined Index Portfolio for the period and modestly outpaced its Lipper peer group average. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

  Retirement 2045 Fund: The Retirement 2045 Fund gained 10.62% for the six months ended November 30, 2012. As shown in the Performance Comparison table, the fund performed roughly in line with its Combined Index Portfolio for the period and modestly outpaced its Lipper peer group average. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

  Retirement 2050 Fund: The Retirement 2050 Fund gained 10.59% for the six months ended November 30, 2012. As shown in the Performance Comparison table, the fund performed roughly in line with its Combined Index Portfolio for the period and modestly outpaced its Lipper peer group average. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

  Retirement 2055 Fund: The Retirement 2055 Fund gained 10.61% for the six months ended November 30, 2012. As shown in the Performance Comparison table, the fund performed roughly in line with its Combined Index Portfolio for the period and modestly outpaced its Lipper peer group average. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Allocations to sectors not included in the funds’ broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) were positive overall for the six-month period. Exposure to emerging markets bonds, non-U.S. dollar-denominated bonds, and high yield bonds was particularly beneficial. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also boosted performance, led by a focus on equities over fixed income. Our portfolio of real assets stocks provided solid absolute returns, but it weighed modestly on relative results as the sector generally underperformed the broader equity markets. Security selection in the underlying funds also detracted from results. Positive impacts from the Value Fund and Mid-Cap Value Fund were not enough to offset underperformance in some of our non-U.S. developed markets equity funds. Please see the Portfolio Review and Positioning section for more information.

As of November 30, 2012, the funds’ assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on pages 33–36. At the end of the reporting period, the funds’ target allocations were 8.0% bond mutual funds and 92.0% stock funds versus 7.5% and 92.5%, respectively, on May 31, 2012. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

OUTLOOK

We expect moderate economic improvement in most of the world’s major markets, though significant risks remain. U.S. growth expectations remain modest amid weak capital spending and labor market conditions, hindered by uncertainty about the federal government’s “fiscal cliff,” including the expiration of the Bush-era tax cuts and looming reductions in government spending. Outside the U.S., much of Europe is mired in recession, and the potential for weaker growth in key emerging markets such as China, Brazil, and India may lead to renewed caution on the part of investors.

There are reasons for optimism, however. U.S. economic data are showing incremental improvements in employment, housing, and retail spending. Corporate balance sheets and earnings remain strong even as earnings growth decelerates. Against a backdrop of diminishing productivity gains, companies may increase employment and investment to meet incrementally rising demand, while the potential for lower energy prices should provide further support. Equity valuations are attractive relative to historical levels, and stocks offer dividend yields that, in many cases, are competitive with bond yields. European policymakers appear to have stabilized the Continent’s debt crisis. Although a cure remains elusive as we await substantive progress on the long-term fiscal problems plaguing many European countries, the danger of a disorderly breakup of the eurozone has receded substantially. Although economic growth in emerging markets appears to be slowing, it remains robust. We believe that the worst of China’s economic slowdown has passed, and we are starting to see better numbers as the country charts a path toward more sustainable growth rates.

Market volatility is likely to remain high in the face of these ongoing economic and political uncertainties in the U.S. and abroad. While no investment can be protected from every scenario, we believe that a highly diversified portfolio with underlying investments based upon strong fundamental research improves our opportunity for success over time.

Respectfully submitted,

Jerome A. Clark
Portfolio manager and chairman of the funds’ Investment
Advisory Committee

December 20, 2012

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays 1–3 Year U.S. Government/Credit Bond Index: An unmanaged index that tracks short-term debt instruments.

Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Combined Index Portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Retirement Funds. As of November 30, 2012, the Combined Index Portfolios were composed of the following indexes:

  Retirement Income Fund: 28.00% Russell 3000 Index, 30.00% Barclays U.S. Aggregate Bond Index, 30.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 12.00% MSCI All Country World Index ex USA.

  Retirement 2005 Fund: 30.10% Russell 3000 Index, 41.00% Barclays U.S. Aggregate Bond Index, 16.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 12.90% MSCI All Country World Index ex USA.

  Retirement 2010 Fund: 35.35% Russell 3000 Index, 37.00% Barclays U.S. Aggregate Bond Index, 12.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 15.15% MSCI All Country World Index ex USA.

  Retirement 2015 Fund: 42.35% Russell 3000 Index, 32.00% Barclays U.S. Aggregate Bond Index, 7.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 18.15% MSCI All Country World Index ex USA.

  Retirement 2020 Fund: 47.95% Russell 3000 Index, 27.50% Barclays U.S. Aggregate Bond Index, 4.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 20.55% MSCI All Country World Index ex USA.

  Retirement 2025 Fund: 53.55% Russell 3000 Index, 22.00% Barclays U.S. Aggregate Bond Index, 1.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 22.95% MSCI All Country World Index ex USA.

  Retirement 2030 Fund: 57.75% Russell 3000 Index, 17.50% Barclays U.S. Aggregate Bond Index, and 24.75% MSCI All Country World Index ex USA.

  Retirement 2035 Fund: 61.25% Russell 3000 Index, 12.50% Barclays U.S. Aggregate Bond Index, and 26.25% MSCI All Country World Index ex USA.

  Retirement 2040, 2045, 2050, and 2055 Funds: 63.00% Russell 3000 Index, 10.00% Barclays U.S. Aggregate Bond Index, and 27.00% MSCI All Country World Index ex USA.

Credit Suisse High Yield Index: An unmanaged index designed to track the U.S. dollar-denominated high yield bond market.

Dow Jones Moderately Conservative Portfolio Index: An unmanaged index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 40% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index.

Dow Jones Target-Date Portfolio Indexes: A series of unmanaged indexes composed of different allocations of stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country World Index ex USA: An unmanaged index that measures equity market performance of developed and emerging countries, excluding the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P Target Date Index series: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Expense Ratio

Retirement Income Fund	0.57%
Retirement Income Fund–Advisor Class	0.82
Retirement Income Fund–R Class	1.07
Retirement 2005 Fund	0.59
Retirement 2005 Fund–Advisor Class	0.84
Retirement 2005 Fund–R Class	1.09
Retirement 2010 Fund	0.61
Retirement 2010 Fund–Advisor Class	0.86
Retirement 2010 Fund–R Class	1.11
Retirement 2015 Fund	0.66
Retirement 2015 Fund–Advisor Class	0.91
Retirement 2015 Fund–R Class	1.16
Retirement 2020 Fund	0.70
Retirement 2020 Fund–Advisor Class	0.95
Retirement 2020 Fund–R Class	1.20
Retirement 2025 Fund	0.73
Retirement 2025 Fund–Advisor Class	0.98
Retirement 2025 Fund–R Class	1.23
Retirement 2030 Fund	0.75
Retirement 2030 Fund–Advisor Class	1.00
Retirement 2030 Fund–R Class	1.25
Retirement 2035 Fund	0.77
Retirement 2035 Fund–Advisor Class	1.02
Retirement 2035 Fund–R Class	1.27
Retirement 2040 Fund	0.78
Retirement 2040 Fund–Advisor Class	1.03
Retirement 2040 Fund–R Class	1.28
Retirement 2045 Fund	0.78
Retirement 2045 Fund–Advisor Class	1.03
Retirement 2045 Fund–R Class	1.28

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments (1)

(Cost and value in $000s)

	Percent of Net Assets	Shares	Value
EQUITY MUTUAL FUNDS 52.6%			
T. Rowe Price Equity Index 500 Fund	25.2%	38,269,547	1,465,724
T. Rowe Price International Stock Fund	4.4	18,010,688	254,311
T. Rowe Price Overseas Stock Fund	3.9	27,425,450	229,825
T. Rowe Price International Growth & Income Fund	3.9	17,727,668	226,737
T. Rowe Price Emerging Markets Stock Fund	2.9	5,223,597	170,446
T. Rowe Price Growth Stock Fund	2.4	3,704,142	139,794
T. Rowe Price Real Assets Fund	2.1	11,168,050	122,960
T. Rowe Price Mid-Cap Growth Fund (2)	2.0	1,968,045	116,233
T. Rowe Price Mid-Cap Value Fund	1.9	4,498,073	112,812
T. Rowe Price Value Fund	1.3	2,909,257	76,455
T. Rowe Price New Horizons Fund (2)	0.9	1,412,569	50,146
T. Rowe Price Small-Cap Stock Fund (2)	0.9	1,378,195	49,436
T. Rowe Price Small-Cap Value Fund	0.8	1,247,920	48,769
Total Equity Mutual Funds (Cost $2,425,905)			3,063,648
BOND MUTUAL FUNDS 47.4%			
T. Rowe Price New Income Fund	23.7	138,463,744	1,379,099
T. Rowe Price Inflation Focused Bond Fund	12.4	139,560,561	725,715
T. Rowe Price Emerging Markets Bond Fund	4.1	16,735,037	238,809
T. Rowe Price High Yield Fund	3.9	33,116,371	228,834
T. Rowe Price International Bond Fund	3.3	18,959,896	191,874
T. Rowe Price Summit Cash Reserves Fund, 0.01% (3)	–	16,078	16
Total Bond Mutual Funds (Cost $2,570,739)			2,764,347
Total Investments in Securities 100.0% of Net Assets (Cost $ 4,996,644)			**$ 5,827,995**

(1) Affiliated Companies
(2) Non-income producing
(3) Seven-day yield

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/12	Value 5/31/12
T. Rowe Price Emerging Markets Bond Fund	$ 9,653	$ 16,615	$ 6,757	$ 238,809	$ 223,346
T. Rowe Price Emerging Markets Stock Fund	3,792	30,154	—	170,446	170,694
T. Rowe Price Equity Index 500 Fund	78,439	101,840	14,547	1,465,724	1,389,804
T. Rowe Price Growth Stock Fund	7,709	36,842	—	139,794	167,383
T. Rowe Price High Yield Fund	11,738	64,699	8,715	228,834	270,031
T. Rowe Price Inflation Focused Bond Fund	80,471	32,134	—	725,715	671,254
T. Rowe Price International Bond Fund	25,932	8,683	1,987	191,874	166,911
T. Rowe Price International Growth & Income Fund	13,718	13,609	—	226,737	195,110
T. Rowe Price International Stock Fund	17,000	20,425	—	254,311	223,304
T. Rowe Price Mid-Cap Growth Fund	1,609	6,233	—	116,233	114,102
T. Rowe Price Mid-Cap Value Fund	1,477	11,628	—	112,812	109,777
T. Rowe Price New Horizons Fund	712	3,609	—	50,146	51,240
T. Rowe Price New Income Fund	178,274	58,594	19,954	1,379,099	1,240,654
T. Rowe Price Overseas Stock Fund	14,234	15,596	—	229,825	194,977
T. Rowe Price Real Assets Fund	1,607	4,349	—	122,960	113,881
T. Rowe Price Small-Cap Stock Fund	692	4,921	—	49,436	50,356

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 11/30/12	Year Ended 5/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 49,875	$ 123,348
Net realized gain	26,477	121,871
Change in net unrealized gain (loss)	342,317	(361,128)
Increase (decrease) in net assets from operations	418,669	(115,909)
Distributions to shareholders		
Net investment income		
Investor Class	–	(103,190)
Advisor Class	–	(15,296)
R Class	–	(8,088)
Net realized gain		
Investor Class	–	(8,367)
Advisor Class	–	(1,390)
R Class	–	(837)
Decrease in net assets from distributions	–	(137,168)
Capital share transactions*		
Shares sold		
Investor Class	443,469	1,141,843
Advisor Class	107,727	206,897
R Class	63,814	156,821
Distributions reinvested		
Investor Class	–	110,567
Advisor Class	–	16,400
R Class	–	8,907
Shares redeemed		
Investor Class	(516,351)	(1,283,224)
Advisor Class	(121,052)	(284,238)
R Class	(69,923)	(170,929)
Decrease in net assets from capital share transactions	(92,316)	(96,956)
Net Assets		
Increase (decrease) during period	326,353	(350,033)
Beginning of period	5,502,189	5,852,222
End of period	$ 5,828,542	$ 5,502,189

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2010 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has three classes of shares: the Retirement 2010 Fund original share class, referred to in this report as the Investor Class, offered since September 30, 2002; Retirement 2010 Fund–Advisor Class (Advisor Class), offered since October 31, 2003; and Retirement 2010 Fund–R Class (R Class), also offered since October 31, 2003. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately received upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, generally are declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average net assets. Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute shares of the underlying Price funds rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed shares of the underlying Price funds on the date of redemption exceeds the cost of those shares. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended November 30, 2012, the fund realized $6,297,000 of net gain on $20,642,000 of in-kind redemptions.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund values its financial instruments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Financial instruments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On November 30, 2012, all investments in the underlying Price funds were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the six months ended November 30, 2012, aggregated $457,042,000 and $500,206,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after June 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of May 31, 2012, the fund had $80,445,000 of available capital loss carryforwards, which expire as follows: $69,413,000 in fiscal 2018 and $11,032,000 in fiscal 2019.

At November 30, 2012, the cost of investments for federal income tax purposes was $5,297,941,000. Net unrealized gain aggregated $530,054,000 at period-end, of which $831,351,000 related to appreciated investments and $301,297,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation; the underlying Price funds; Price Associates; and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At November 30, 2012, the fund held less than 25% of the outstanding shares of any underlying Price fund.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 23, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 23, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 23, 2013